                                                                    Exhibit 24.1

                             ROBBINS & MYERS, INC.

                           LIMITED POWER OF ATTORNEY


                 WHEREAS, Robbins & Myers, Inc., an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of interests in the Robbins & Myers, Inc. Employee Savings Plan and the Common Shares of the Company that may be issued pursuant to such plan (the "Registration Statement");

                 NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Daniel W. Duval and George M. Walker, and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendment thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Such attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

 IN WITNESS WHEREOF, the undersigned has executed this instrument this 28th day of June, 1995.



/s/Thomas P. Loftis                                        /s/Robert J. Kegerreis
---------------------------------                          ---------------------------------
Thomas P. Loftis                                           Robert J. Kegerreis


/s/Maynard H. Murch, IV                                    /s/William D. Manning, Jr.
----------------------------                               -------------------------------
Maynard H. Murch, IV                                       William D. Manning, Jr.


/s/John N. Taylor, Jr.                                     /s/Jerome F. Tatar
--------------------------------                           ---------------------------------
John N. Taylor, Jr.                                        Jerome F. Tatar
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